OCM GOLD FUND

                          (MONTEREY MUTUAL FUND LOGO)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                              (OCM GOLD FUND LOGO)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                                 OCM GOLD FUND

         The OCM Gold Fund is a mutual fund in the Monterey Mutual Fund family advised by Orrell Capital Management, Inc.

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       OCM Gold Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

 The OCM Gold Fund is distributed by Syndicated Capital, Inc.TABLE OF CONTENTS

                                                                            Page
Questions Every Investor Should Ask Before Investing in the OCM Gold Fund      1
Fees and Expenses                                                              3
Investment Objective, Strategies and Risks                                     4
Management of the Fund                                                         5
The Fund's Share Price                                                         6
Purchasing Shares                                                              7
Redeeming Shares                                                               9
Exchanging Shares                                                             11
Dividends, Distributions and Taxes                                            12
Financial Highlights                                                          12

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE OCM GOLD FUND

1. WHAT IS THE FUND'S GOAL?

   The Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Fund mainly invests in common stocks. The Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in

   o Major gold producers, intermediate gold producers and junior gold producers

   o  Exploration and development companies

   o  Producers of other precious metals

   o  Royalty companies

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   O SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   O PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals have declined in recent years adversely affecting the market prices of the securities of gold and precious metals producers.

   O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   O FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

   Currency Risk:  The U.S. dollar value of foreign securities traded in foreign
   --------------
   currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   Country Risk:  Political, social or economic events in a country may
   -------------
   adversely affect the Fund's investments in the country.

   Regulation Risk:  Investors in a foreign securities market may not be
   ----------------
   afforded the same protections as investors in U.S. securities markets. Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

   Liquidity Risk:  Foreign securities markets tend to have less trading volume
   --------------
   and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the Standard & Poor's Composite Index of 500 Stocks and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index"). Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         TOTAL RETURN PER CALENDAR YEAR

                         1997                  (37.50%)
                         1998                   (6.73%)
                         1999                   (2.47%)
                         2000                  (21.14%)
                         2001                   31.10%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 20.21% (quarter ended June 30, 2001) and the lowest total return for a quarter was -30.76% (quarter ended December 31, 1997). The results do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)        PAST YEAR       PAST 5 YEARS       SINCE DECEMBER 13, 1996(1)<F1>
------------------------------------------        ---------       ------------       ------------------------------
OCM Gold Fund(2)<F2>
   Return before taxes                              25.06%           -10.90%                    -10.70%
   Return after taxes on distributions(3)<F3>       25.06%           -10.90%                    -10.70%
   Return after taxes on distributions
     and sale of Fund shares(3)<F3>                 15.26%            -8.28%                     -8.13%
S&P 500(4)<F4>(5)<F5>                              -11.87%            10.70%                     10.97%
XAU Index(4)<F4>(6)<F6>                              7.50%           -12.63%                    -13.03%

 (1)<F1> The Fund's investment adviser, Orrell Capital Management, Inc., became investment adviser on this date.
 (2)<F2>  These results reflect the maximum sales charge of 4.50%.
 (3)<F3> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (4)<F4>  Reflects no deduction for fees, expenses and taxes.
 (5)<F5> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
 (6)<F6> The XAU Index is a capitalization-weighted index featuring eleven widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
    Imposed on Purchases
    (as a percentage of offering price)                          4.50%
  Maximum Deferred Sales Charge (Load)                 No Deferred Sales Charge
  Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends And Distributions       No Sales Charge
  Redemption Fee                                                 None
  Exchange Fee                                                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                1.00%
  Distribution and/or Service (12b-1) Fees                       0.99%
  Other Expenses                                                 0.61%
  Total Annual Fund Operating Expenses                           2.60%

EXAMPLE

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $701          $1,222         $1,768         $3,252

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Fund seeks long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

  The Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Fund's assets, our investment adviser, Orrell Capital Management, Inc. ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values. Because of OCM's emphasis on gold's monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

  In addition to investing in common stocks of major gold producers, the Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.

  OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

  o  sales and earnings growth

  o  the extent of ore holdings

  o  efficiency of mining operations

  o  melting and refinery costs

  o  capital adequacy to maintain and expand operations

  The Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

  The Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with an investment in the Fund. These include:

  O ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

  O CONCENTRATION RISK: Because the Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

  O SOUTH AFRICAN RISKS: The Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

                             MANAGEMENT OF THE FUND

         ORRELL CAPITAL MANAGEMENT, INC. MANAGES THE FUND'S INVESTMENTS

  Orrell Capital Management, Inc. ("OCM"), is the Fund's investment adviser. OCM's address is:

                   1440 Concannon Blvd., Livermore, CA  94550

  OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

  Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

                               DISTRIBUTION FEES

  The Fund has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.99% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the Fund is called its offering price. The price at which shareholders redeem shares of the Fund is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset values. To the extent it does so, its net asset value may change on days when investors cannot purchase or redeem Fund shares.

                                 SALES CHARGES

  The following table shows the amount of the sales charge you would pay when you purchase shares of the Fund:

                                            SALES CHARGE AS A PERCENTAGE OF

AMOUNT OF PURCHASE                       OFFERING PRICE         AMOUNT INVESTED
------------------                       --------------         ---------------
Less than $100,000                           4.50%                   4.71%
$100,000 to $249,999                         3.00%                   3.09%
$250,000 to $499,999                         2.50%                   2.56%
$500,000 to $999,999                         2.00%                   2.04%
$1,000,000 or more                            None                    None

                           REDUCING THE SALES CHARGE

  You may be able to reduce or waive the sales charges on your Fund purchases through an "accumulation right" or through a statement of intent. Your broker or the distributor can explain to you how the accumulation right and the statement of intent operate.

                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Fund at net asset value (without a sales charge) if you:

  o Invest $1,000,000 or more in the Fund and/or the PIA Equity Fund, a Monterey Mutual Fund described in a separate prospectus.

  o Purchase Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.

  o Purchase Fund shares in an amount not exceeding the amount of Fund shares and/or shares of the PIA Equity Fund which you previously owned and redeemed.

  o  Or members of your family are:

     a.  Officers or trustees of Monterey Mutual Fund

     b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any Monterey Mutual Fund.

  o  Are a publisher or subscriber to certain investment advisory newsletters.

  o  An investment adviser investing on behalf of your discretionary accounts.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  Individual Retirement Accounts and
               qualified retirement plans             $  100
          o  Automatic Investment Plan                $  100
          o  All other accounts                       $1,000

      B.  EXISTING ACCOUNTS
          o  Dividend reinvestment                No Minimum
          o  All accounts                                $50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to the Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund and your account number. (The Fund has additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to "Monterey Mutual Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash or third party checks. UMB FUND SERVICES, INC., THE FUND'S TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  5.  Send the application and check to:

      Monterey Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at 1-800-628-9403 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

       UMB Bank, N.A.
       ABA #101000695
       For credit to Monterey Mutual Fund
       Acct. # 9871062791
       For further credit to:
         Investor Account #_______________
         Name or Account Registration
         SSN or TIN
         Identify which fund to purchase

      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

  If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Fund will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any share purchase application for any reason. The Fund will not accept purchase orders made by telephone unless they are from a Selected Dealer which has an agreement with the Fund. Shares of the OCM Gold Fund may not be available in all states.

  The Funds will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House). The Fund offers the following retirement plans:

  o  Traditional IRA                              o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-800-628-9403. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o  the name of the Fund

      o  account number(s)

      o  the amount of money or number of shares being redeemed

      o  the name(s) on the account

      o  daytime phone number

      o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o  The redemption proceeds exceed $50,000.

  A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
  GUARANTEE.

  4.  Send the letter of instruction to:

      Monterey Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Fund's transfer agent prior to 6:00 P.M. Eastern Time that day, the Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

  3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

  For those shareholders who redeem shares by mail or telephone, UMB Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

  8. The Fund may pay redemption requests "in kind". This means that the Fund will pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of the Fund may be exchanged for shares of

  o  The following Monterey Mutual Fund

     - PIA Short-Term Government Securities Fund
     - PIA Equity Fund
     - PIA Total Return Bond Fund
     - Murphy New World Technology Fund
     - Murphy New World Biotechnology Fund
     - Murphy New World Core Technology Fund

at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus and, if applicable, the Prospectus for the PIA Funds or the Murphy New World Funds.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds and the Murphy New World Funds have the same minimum requirements as the Fund.)

  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, OCM considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the three fiscal years beginning with the fiscal year ended November 30, 1999 and by other independent accountants for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                                                                           FOR THE YEARS ENDED

                                                   11/30/01       11/30/00       11/30/99       11/30/98      11/30/97(1)<F7>
                                                   --------       --------       --------       --------      ---------------
Net Asset Value, Beginning of Period               $  3.52        $  4.75        $  4.98        $  5.09           $  8.29
                                                   -------        -------        -------        -------           -------
Income from investment operations:
  Net Investment Loss                                (0.04)         (0.05)         (0.04)         (0.03)            (0.09)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    1.23          (1.18)         (0.19)         (0.08)            (3.11)
                                                   -------        -------        -------        -------           -------
Total from Investment Operations                      1.19          (1.23)         (0.23)         (0.11)            (3.20)
                                                   -------        -------        -------        -------           -------
Net Asset Value, End of Period                     $  4.71        $  3.52        $  4.75        $  4.98           $  5.09
                                                   -------        -------        -------        -------           -------
                                                   -------        -------        -------        -------           -------
TOTAL RETURN(2)<F8>                                 33.81%        (25.89%)        (4.62%)        (2.16%)          (38.60%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                $17,924         $9,240        $11,799         $8,251            $1,627
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                       2.60%          2.99%          3.02%          3.32%             5.78%
  After expense reimbursement                        2.60%          2.44%          2.44%          2.44%             2.44%
Ratio of Net Investment Loss to
  Average Net Assets                                (1.14%)        (1.19%)        (1.03%)        (0.96%)           (1.60%)
Portfolio Turnover Rate                                 5%             3%             9%             2%               18%

 (1)<F7> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Fund.
 (2)<F8>  Total return does not reflect sales loads charged by the Fund.

  To learn more about the Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970
                             www.montereyfunds.com

  The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Monterey Investors Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the Fund's Investment Company Act File No., 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.